UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 3, 1998


SOUTH SEAS PROPERTIES COMPANY LIMITED PARTNERSHIP
(Exact name of Registrant as specified in its Charter)


FLORIDA
		333-264
	59-2541464
(State or other jurisdiction
of incorporation)
(Commission
File Number)
(IRS Employer
Identification No.)



	12800 UNIVERSITY DRIVE, FORT MYERS, FLORIDA 	       33097
	(Address of principal executive offices)     	  (Zip Code)


Registrant's telephone number, including area code:  (941) 481-5600



ITEM 5: 		OTHER EVENTS

  On July 10, 1998, South Seas Properties Company Limited Partnership (the "Company") issued a press release announcing that it has commenced a tender offer to purchase all of the Company's 10% Subordinated Notes due April 15, 2003. The Company is also soliciting consents from noteholders to amend the Indenture for the 10% Subordinated Notes to remove, among other things, the significant restrictive covenants contained therein, and to a transaction with CapStar Management Company, L.P., a Delaware limited partnership ("CapStar Management") and CapStar Hotel Company, a Delaware corporation ("CapStar Hotel"). The July 10, 1998 press release is filed herewith as Exhibit 99 and incorporated herein by reference.

ITEM 7.  		FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits.   The following exhibit is filed herewith:

99.        Press Release issued by the Registrant on July 10, 1998.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

		SOUTH SEAS PROPERTIES COMPANY LIMITED PARTNERSHIP


					TIMOTHY R. BOGOTT
					PRESIDENT
					S.S. RESORT MANAGEMENT, L.C.
					GENERAL PARTNER OF SOUTH SEAS
					RESORTS COMPANY, L.P.
					(SIGNATURE)
					JULY 15, 1998

EXHIBIT INDEX





EXHIBIT           		DESCRIPTION

99 Press Release issued by the Registrant on July 10, 1998.